July 22, 1998

Microsoft Corporation
1 Microsoft Way
Redmond, WA  98052

To whom it may concern:

This letter is to verify that the following company is a Microsoft Certified Solution Provider for calendar year 1998:

FutureLink Distribution Corp.
#550, 603 - 7th Avenue S.W.
Calgary, Alberta, Canada  T2P 2T5
Phone: 403-543-5511
Fax: 403-543-5510

If you have any questions regarding the status of this company, or the Microsoft Certified Solution Provider program, please contact a customer service representative at 1-800-SOLPROV.

Sincerely,

J.R. Dickson
Microsoft Certified Solution Provider Group
Microsoft Corporation


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Final Invoice (MCSP)

North America

MCSP Company Name: FutureLink Distribution Corp.
MCSPID
Confirmation Number (required if you applied via the MCSP Application and Business Profile Tool):
CAN1xn2lj416rr3ipqnjg10
Primary Contact: Jeff Doepker
Street Address 1 (not a P0 Box): #550, 603 - 7 Ave SW
Street Address 2:
Street Address 3/Department/Mail Stop:
City/Town: Calgary                          State/Province/County: Ab
ZIP/Postal Code: T2P 2T5                    Name of Country: Canada

Telephone: (403) 543-5511                   Fax: (403) 543-5510
Internet E-mail: j doepker@futurelink.net

Annual Fee Schedule:

The following annual fees apply to all new and renewing Microsoft Certified Solution Provider memberships and MCSP site locations. These fees reflect a one year membership beginning January 1, 1998, and are pro-rated.

Please find the time of year when you are applying and its corresponding fee, and enter the fee in the space below.
Table 1

                    Received by      December 16,      April 1, 1998    July 1, 1998     October 1, 1998
Country            December 15,      1997 - March      June 30, 1998    September 30,    - December 31,
                       1997           31, 1998                             1998              1998
United States        New Early         $1,395            $1,195            $995              $795
(US Dollars)       Enrollments:
                      $1,595
                 Renewals: $1,395

Canada               New Early         $1,925            $1,650           $1,375            $1,100
(Canadian          Enrollments:
Dollars)              $2,075
                     Renewals:
                      $1,925

The fees listed do not include taxes. You must calculate and add your local tax as appropriate.

Please add applicable sales tax if each of your site(s) resides in the following states: AL, AR, AZ, CA, CO, CT, DC, FL, GA, HI, IA, ID, IL, IN, KS, KY, LA, MA, MD, ME, Ml, MN, MO, MS, NC, ND, NE, NJ, NM, NV, NY, OH, OK, PA, RI, SC, SD, TN, TX, UT, VA, VT, WA, WI, WV, WY. In Canada, add a 7% GST, 15% HST, and in BC and ON, add the PST per your provincial requirements. Microsoft's GST Registration number is R135625069. Microsoft reserves the right to correct tax rates and/or collect the state tax assessed by additional states as required by law, without notice. Microsoft Corporation Federal Tax ID#91-1144442. If you are tax exempt organization, please attach a copy of your tax exemption certificate. For assistance in calculating the appropriate taxes for each site, please call 1-800~SOLPROV (1-800-765-7768)

MCSP ID I Site Location    Annual Fee Amount        Applicable Taxes  Amount Due
           1650.00 Cdn     115.50   1765.50

Total

(if needed, add additional page)
Payment Method (circle one): Check VISA Mastercard American Express By Check: Check # is: 048

Make checks payable to Microsoft Corporation, in U.S. or Canadian funds.
 By Credit Card: # Expiration Date Phone
Name on Card    Authorized Signature

Membership acceptance is conditioned upon MS's final approval, payment (which is due upon receipt of this invoice), the return of the Final Invoice (MCSP) and MCSP Site Annex (if applicable). Please remit invoice, payment and any applicable business correspondence to:

Microsoft Certified Solution Provider Applications Processing
P0 Box 573629, Salt Lake City, UT 84157-9805

Any legal notices should be delivered to the applicable Microsoft entity listed in the Country Annex in your Microsoft Certified Solution Provider Agreement,
Attn: Microsoft Certified Solution Provider Marketing Manager.

ACCEPTANCE OF AGREEMENT

A. FOR NEW ENROLLEES: Subject to MS' final approval, the MCSP identified above, by signing this Final Invoice (MCSP), agrees that it shall be legally bound by the terms and conditions of the Agreement, including, but not limited to, the Site Annex (if applicable), the Country Annex, MCSP Program Guide, the Final Invoice (MCSP) and any other applicable annexes, addenda and invoices which may be required in the Territory, all of which terms and conditions are incorporated herein. Before signing, the MCSP should particularly note and review once again the bulleted Sections of the Agreement identified in Section C. below. If MCSP agrees with all of these terms and conditions, MCSP, through its authorized representative shall complete all required information in the Final Invoice
(MCSP), sign, date and return the Final In voice (MCSP) and the Site Annex (if applicable), and the appropriate fees to the Microsoft address set forth above.

B. FOR RENEWING MCSP's: Subject to MS' final approval, the MCSP identified above, through its Electronic Acceptance, or if MCSP is in a Territory that does not recognize Electronic Acceptance then MCSP's signature on this invoice, agrees that is shall be legally bound by the terms and conditions of the Agreement, including, but not limited to, the Site Annex (if applicable), the Country Annex, MCSP Program Guide, the Final Invoice (MCSP) and any other applicable annexes, addenda and invoices which may be required in the Territory, all of which terms and conditions are incorporated herein. Before MCSP submits its Electronic Acceptance or provides a signature, the MCSP should particularly note and review once again the bulleted Sections to the Agreement identified in Section C. below.

       If MCSP agrees with all of these terms and conditions, its authorized representative has submitted its Electronic Acceptance and such representative shall complete all required information in the Final Invoice (MCSP), date and return the Final Invoice (MCSP) and the Site Annex (if applicable), and the appropriate fees to the Microsoft address set forth above.

C. ALL MCSPs SHOULD REVIEW ONCE MORE THE FOLLOWING SECTIONS OF THE AGREEMENT:

       -      The confidentiality provisions in Sections 8.C and 10

       -      The warranty/limited warranties provisions in Section 12

       - The exclusion of incidental, consequential and other damages provision in Section 13

       -      The limitation of liability provisions in Section 14

       -      The instructions concerning acceptance of the Agreement in Section
              17J.

       - The provisions relating to the term and renewal of the Agreement in Section 3A

The effectiveness of this Agreement is specifically conditioned on MS's final review and approval. MS shall indicate formal approval of MCSP by a written acceptance letter sent to the MCSP in the MCSP Welcome Kit, by regular mail. The capitalized terms used herein shall have the same meaning as set forth in the Agreement.

ACKNOWLEDGED AND AGREED:
"MCSP"
FutureLink Distribution Corporation
 (FULL LEGAL COMPANY NAME)

James Brecht, Controller
[SIGNATURE OF AUTHORIZED REPRESENTATIVE)
[NAME AND TITLE]
Date:  April 28, 1998
ID: CANlxn21J416rr3ipgnjg10
[MCSPID or ONLINE CONFIRMATION NUMBER)

Very Important: For your application to be processed, this invoice must be returned with your payment and appropriate tax if applicable.

If you are a NEW MCSP enrollee, before enclosing this invoice with your payment, please make sure that you have signed this invoice.

NOTE FOR RENEWING MCSP's: If you are a RENEWING MCSP paying by Credit Card, you may return the invoice and Site Annex (if Applicable) by facsimile.

1998 Microsoft Certified Solution Provider Agreement (1 November 1997) Final Invoice (MCSP)
Part Number 098-xxxxx-Online
Version 2.0 Last Updated 18 September 1997

Wednesday, August 19, 1998

From Jeff Doepker
Training Services
FutureLink Distribution
(403) 543-5511
(403) 234-4109 Dir
(403) 543-5510 Fax

To James Brecht

Please find your Microsoft Certified Solution Provider (MCSP) ID number below.

You will want to keep this ID number as you may need to reference it in the future for questions on membership status or benefits. In addition, your ID number enables you to access the MCSP Online private web site. Simply go to http://www.microsoft.com/mcsp/ and follow instructions on how to access the MCSP private site.

Your Microsoft Certified Solution Provider ID Number is 512399
The current MCSP password we have on file for you is: DOEPKER

Thank you again for participating in the MCSP program. Should you have any questions, please contact your regional service center as indicated in the MCSP Program Guide.

Regards,

The Microsoft Certified Solution Provider Team